SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 29, 1998
                                                         ---------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      New Jersey                    0-20943                     11-2880025
----------------------      ------------------------      ----------------------
   (State or Other          (Commission File Number)        (IRS Employer
   Jurisdiction                                             Identification No.)
   of Incorporation)


517 Route One South, Iselin, New Jersey                              08830
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (732) 750-1600
                        --------------------------------
                             (Registrant's telephone
                          number, including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events.

     On April 29, 1998, the Company named Stephen A. Carns as President and Chief Executive Officer and Gerard E. Dorsey as Senior Vice President - Finance and Chief Financial Officer.

     Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli were named as Co-Chairmen of the Board. Mr. Pandey will no longer serve as President of Corporate Services and Acting Chief Financial Officer, but instead, will be responsible for strategic planning, market research and methods and tools. Mr. Koneru will no longer serve as President of U.S. Operations, but instead, will manage application outsourcing, new business development and mergers and acquisitions. Mr. Valluripalli will continue to serve as President of International Operations.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Intelligroup, Inc.

                                          By: /s/Stephen A. Carns
                                             -----------------------------------
                                             Stephen A. Carns, President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)


Date:  May 4, 1998